SECURITIES AND EXCHANGE COMMISSION
                       Washington, D. C.  20549

                               FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / /

     Pre-Effective Amendment No.                                 / /


     Post-Effective Amendment No.    5                           /X/


                                and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT          / /
OF 1940


     Amendment No.   6                                           /X/


                   (Check appropriate box or boxes.)

AmeriPrime Funds - File Nos. 33-96826 and 811-9096

1793 Kingswood Drive, Suite 200, Southlake, Texas             76092
  (Address of Principal Executive Offices)                  Zip Code

Registrant's Telephone Number, including Area Code:   (817) 431-2197

Kenneth Trumpfheller, 1793 Kingswood Drive, Suite 200, Southlake, Texas
76092
                (Name and Address of Agent for Service)

                             With copy to:
       Donald S. Mendelsohn, Brown, Cummins & Brown Co., L.P.A.
               3500 Carew Tower, Cincinnati, Ohio 45202

Release Date:               , 1995

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b)

/ / on December 31, 1996 pursuant to paragraph (b)

/X/ 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Registrant continues its election made by the filing of its Registration Statement, effective November 6, 1995, to register an indefinite number and amount of its securities under Rule 24f-2 of the Investment Company Act. Registrant anticipates that it will file, pursuant to paragraph b(1) of Rule 24f-2, a Form 24F-2 for the fiscal year ending October 31, 1996 on or before December 30, 1996.

                           AmeriPrime Funds
                         CROSS REFERENCE SHEET
                               FORM N-1A

                     FOR THE MAXIM CONTRARIAN FUND


ITEM                               SECTION IN EACH PROSPECTUS

  1..............................  Cover Page
  2..............................  Summary of Fund Expenses

  3..............................  Financial Highlights

  4..............................  The Fund, Investment Objective and
                                   Strategies, Investment Policies and
                                   Techniques and Risk Considerations,
                                   Operation of the Fund, General
                                   Information
  5..............................  Operation of the Fund
  5A.............................  None
  6..............................  Cover Page, Dividends and
                                   Distributions, Taxes, Operation of
                                   the Fund, General Information
  7..............................  Cover Page, How to Invest in the
                                   Fund, Share Price Calculation,
                                   Operation of the Fund, Distribution
                                   Plan
  8..............................  How to Redeem Shares
  9..............................  None
 13..............................  General Information
 15..............................  General Information
 16..............................  Distribution Plan


                                   SECTION IN STATEMENT OF
ITEM                               ADDITIONAL INFORMATION

 10..............................  Cover Page
 11..............................  Table of Contents
 12..............................  None
 13..............................  Additional Information About Fund
                                   Investments and Risk Considerations,
                                   Investment Limitations
 14..............................  Trustees and Officers

 15..............................  Description of the Trust

 16..............................  The Investment Adviser, Distribution
                                   Plan, Custodian, Transfer Agent,
                                   Accountants
 17..............................  Portfolio Transactions and Brokerage
 18..............................  Description of the Trust
 19..............................  Determination of Share Price
 20..............................  None
 21..............................  Distributor
 22..............................  Investment Performance

 23..............................  Financial Statements

                       THE MAXIM CONTRARIAN FUND





PROSPECTUS                                          December ____, 1996


                    20600 Chagrin Blvd., Suite 1020
                         Cleveland, Ohio  44122
          For Information, Shareholder Services and Requests:
                    Call toll free:  888-81-MAXIM
                            (888-816-2946)
                          Local: 216-491-9800


     The MAXIM Contrarian Fund (the "Fund") is a no-load mutual fund whose investment objective is to provide maximum long term growth. The Fund seeks to achieve its objective by aggressively investing world-wide in securities of growing companies which its Advisor, Newport Investment Advisors, Inc. believes are attractively priced and offer investment value.

     The Fund is "no-load," which means there are no sales charges or commissions. The Fund is one of the mutual funds comprising AmeriPrime Funds, an open-end management investment company, and is distributed by AmeriPrime Financial Securities, Inc.


     This Prospectus provides the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information dated December ___, 1996, which has been filed with the Securities and Exchange (the "SEC"), is incorporated herein by reference and can be obtained without charge by calling the Fund at the phone number listed above. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.








THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       SUMMARY OF FUND EXPENSES

     The tables below are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund. The expense information is based on estimated amounts for the current fiscal year. The expenses are expressed as a percentage of average net assets. The Example should not be considered a representation of future Fund performance or expenses, both of which may vary.

     Shareholders should be aware that the Fund is a no-load fund and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Fund. Unlike most other mutual funds, the Fund does not pay directly for transfer agency, pricing, custodial, auditing or legal services, nor does it pay directly any general administrative or other significant operating expenses (except for 12b-1 fees). The Advisor pays all of the operating expenses of the Fund except 12b-1 fees, brokerage, taxes, interest, fees and expenses of non- interested person trustees and extraordinary expenses.

Shareholder Transaction Expenses

Sales Load Imposed on Purchases . . . . . . . . . . . . . . . . . NONE
Sales Load Imposed on Reinvested Dividends. . . . . . . . . . . . NONE
Deferred Sales Load . . . . . . . . . . . . . . . . . . . . . . . NONE
Redemption Fees . . . . . . . . . . . . . . . . . . . . . . . . . NONE
Exchange Fees . . . . . . . . . . . . . . . . . . . . . . . . . . NONE

Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees . . . . . . . . . . . . . . . . . . . . . . . .  2.50%
12b-1 Fees1 . . . . . . . . . . . . . . . . . . . . . . . . . . .0.25%
Other Expenses2 . . . . . . . . . . . . . . . . . . . . . . . . .0.00%
Total Fund Operating Expenses . . . . . . . . . . . . . . . . . .2.75%

1 The Fund incurs 12b-1 fees of .25% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.


2 The Fund estimates that other expenses (fees and expenses of the trustees who are not "interested persons" as defined in the Investment Company Act) will be
 .00032 of 1% of average net assets for the current fiscal year.


The tables above are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund.

Example

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                      1 Year       3 Years
                        $25          $78


                                    THE FUND

     The MAXIM Contrarian Fund (the "Fund") was organized as a non-diversified series of AmeriPrime Funds, an Ohio business trust (the "Trust"), on December 26, 1995, and commenced operations on May 2, 1996. This prospectus offers shares of the Fund and each share represents an undivided, proportionate interest in the Fund. The investment advisor to the Fund is Newport Investment Advisors, Inc. (the "Advisor").



                              FINANCIAL HIGHLIGHTS

     The following condensed supplementary financial information for the period from May 2, 1996 (commencement of operations) through October 31, 1996, is derived from the audited financial statements of the Fund. The financial statements of the Fund have been audited by McCurdy & Associates CPA's, Inc., independent public accountants, and are included in the Statement of Additional Information. The Fund's Annual Report contains additional performance information and will be made available upon request and without charge.




                              MAXIM CONTRARIAN FUND

                              FINANCIAL HIGHLIGHTS
                  For a share outstanding throughout the period from May 2, 1996 (Commencement of Operations)
                            through October 31, 1996

Net asset value- beginning of period...........................        $10.00
                                                                      -------
Income from investment operations:
  Net investment income/(loss).................................          (.05)
  Net gain/(loss) on investments both realized and unrealized..          (.74)
                                                                      --------
Total from investment operations...............................          (.79)
                                                                      --------
Less distributions:
Dividends from net investment income...........................             0
Dividends from capital gains...................................             0
                                                                      -------
Net asset value- end of period.................................       $  9.21
                                                                        =====
Total Return**.................................................        (15.80)%



Ratios/Supplemental data:
Net assets, end of period (in 000's)...........................         1,508
Ratio of expenses to average net assets**......................          2.89%
Ratio of net investment income to average net assets**.........         (1.16)%
Portfolio turnover rate........................................          . 92%
Average Commission rate paid....................................        .0497


** Annualized



                       INVESTMENT OBJECTIVE AND STRATEGIES

     The investment objective of the Fund is to provide maximum long term growth. The Fund seeks to achieve its objective by aggressively investing world-wide in securities of growing companies which the Advisor believes are attractively priced and offer investment value. Unlike many mutual funds with this investment objective, the Fund will attempt to achieve its investment objective in declining equity markets as well as in rising equity markets. The Fund's aggressive investment approach may be appropriate for investors who seek potentially high long term returns and are willing to accept the risks inherent in that approach, including potentially significant fluctuations in the Fund's share price.

     The Fund focuses its investments primarily on equity securities of domestic, multinational and foreign companies whose potential values generally are not recognized by the investing public. Such companies include viable businesses that have been overlooked by other investors, or that are unpopular as a result of actual or anticipated unfavorable developments or other factors affecting the companies, their industries or markets in general. The Advisor may choose smaller companies that it believes offer significant investment value, even if they involve more risk. Dividend and interest income received from portfolio securities is not a significant consideration.

     The Advisor generally intends to stay fully invested (subject to liquidity requirements and defensive purposes) in equity and debt securities of U.S. and foreign companies. The Fund may invest in debt securities of all types and qualities, including lower quality securities with more risk. The Fund may also pursue investment opportunities by investing in indexed securities, options, futures contracts and precious metals, and by using other aggressive investment techniques involving leverage and other risks. In selecting securities for inclusion in the Fund's portfolio, the Advisor may analyze issuers of all sizes, industries, and geographical markets, including restricted securities of companies issued in private placements.

     As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. In addition, the aggressive investment techniques of the Fund may entail risks not encountered by the average mutual fund. See "Investment Policies, Techniques and Risk Considerations" for a more detailed discussion of the Fund's investment practices. Investors should also be aware that the Advisor has no prior experience in acting as an investment adviser to a mutual fund and that the Fund has no operating history.


                       HOW TO INVEST IN THE FUND

     Shares of the Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to a minimum initial investment of $2,500 ($1,000 for IRA retirement accounts) and minimum subsequent investments of $500 ($100 for IRA retirement accounts).


Initial Purchase

     By Mail - You may purchase shares of the Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to The MAXIM Contrarian Fund, and sent by mail or overnight delivery to:

                            The MAXIM Contrarian Fund
                        c/o American Data Services, Inc.
                         24 W. Carver Street, 2nd Floor
                           Huntington, New York 11743

Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment.

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call the Transfer Agent at 516-385-9580 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, you should provide your bank with the following information for purposes of wiring your investment:

               Star Bank, N.A. Cinti/Trust
               ABA #0420-0001-3

               Attn:  The MAXIM Contrarian Fund Master Account
               D.D.A. # 485772974
               Account Name _________________ (write in shareholder name) For the Account # ______________ (write in account number)

     You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

Additional Investments


     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain your name, the name of your account(s), your account number(s), and the name of the Fund. Checks should be made payable to The MAXIM Contrarian Fund and should be sent to the address listed above. A bank wire should be sent as outlined above.


Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement accounts (IRAs); simplified employee pensions
(SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); 403(b)(7) tax deferred retirement plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. You can obtain information about the IRA custodial fees from the Transfer Agent.

Other Purchase Information

     Dividends begin to accrue after you become a shareholder. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

     All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. Shareholders may receive redemption payments in the form of a check or federal wire transfer. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund reserves the right to charge for this service. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares.

     By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

                    The MAXIM Contrarian Fund
                    c/o American Data Services, Inc.
                    24 W. Carver Street
                    Huntington, New York  11743


     "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or American Data Services, Inc., a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the Transfer Agent at (516) 385-9580. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The telephone redemption and exchange procedures may be terminated at any time by the Fund or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption please call the Transfer Agent at (516) 385-9580. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund. After the initial three months of the Fund's operations, any account opened during the initial three month period will be subject to the redemption provisions described above.


                        SHARE PRICE CALCULATION

     The value of an individual share in the Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day the Fund is open for business on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.


                           DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

     Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.


                                      TAXES

     The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

     For federal income tax purposes, dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net short term capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder.

     The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

     On the application or other appropriate form, the Fund will request the shareholder's certified taxpayer identification number (social security number for individuals) and a certification that the shareholder is not subject to backup withholding. Unless the shareholder provides this information, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.


                              OPERATION OF THE FUND

     The Fund is a non-diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services.

     The Fund retains Newport Investment Advisors, Inc., 20600 Chagrin Boulevard, Suite 1020, Shaker Heights, Ohio 44122 (the "Advisor") to manage the Fund's investments. The Advisor, an Ohio corporation, provides investment management services to taxable and tax-exempt clients, and currently manages approximately $250 million in assets. Kenneth M. Holeski, controlling shareholder of the Advisor, has served as the President of the Advisor since its founding in 1989. He is primarily responsible for the day-to-day management of the portfolio of the Fund. Prior to 1996, Mr. Holeski was also the Vice President of Newport Evaluation Services, Inc., a consulting firm that primarily monitors the performance of money managers on behalf of retirement funds.

     The Fund is authorized to pay the Advisor a fee equal to an annual average rate of 2.50% of its average daily net assets. The Advisor pays all of the operating expenses of the Fund except 12b-1 fees, brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. It should be noted that most mutual funds pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. The 12b-1 fees paid by the Fund are described below under "Distribution Plan."

     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Advisor equal to an annual average rate of 0.10% of the Fund's average daily net assets up to fifty million dollars, 0.075% of the Fund's average daily net assets from fifty to one hundred million dollars and 0.050% of the Fund's average daily net assets over one hundred million dollars (subject to a minimum annual payment of $30,000). The Fund retains American Data Services, Inc., 24 West Carver Street, Huntington, New York 11743 (the "Transfer Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. The Trust retains AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 (the "Distributor") to act as the principal distributor of the Fund's shares. Kenneth D. Trumpfheller, officer and sole shareholder of the Administrator and the Distributor, is an officer and trustee of the Trust. The services of the Administrator, Transfer Agent and Distributor are operating expenses paid by the Advisor.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions.


                                DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") under which the Fund pays the Advisor an amount which is accrued daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. Amounts are paid at that rate regardless of actual distribution expenses incurred. Amounts paid under the Plan by the Fund are in addition to the advisory fee described above and are paid to the Advisor for services it provides and the expenses it bears in the distribution of the Fund's shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. In addition, payments to the Advisor under the Plan may reimburse the Advisor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Fund. The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. The service provided by administrators pursuant to the Plan are designed to provide support services to the Fund and include establishing and maintaining shareholders' accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other services to the Fund as the Fund may reasonably request. The Advisor may also compensate such dealers and administrators out of its own assets.


             INVESTMENT POLICIES, TECHNIQUES AND RISK CONSIDERATIONS

     The Fund may invest in the following portfolio securities, may engage in the following practices and will be subject to the following risks and limitations:

     Equity Securities. The Fund emphasizes investments in common stocks, which represent an equity (ownership) interest in a corporation. The Fund also may buy securities such as convertible debt, preferred stock, warrants, or other securities exchangeable for shares of common stock, and publicly-traded partnership interests. In selecting equity investments for the Fund, the Advisor considers the fundamental value of the issuing company as well as market and economic factors that affect securities prices.

     Debt Securities. The Fund may invest up to 35% of its assets in debt securities, including lower quality, high yielding debt securities if it believes that doing so will result in capital appreciation or will earn income on idle cash. The Fund may buy debt securities of all types and qualities issued by both domestic and foreign issuers, including government securities, corporate bonds and debentures, commercial paper, and certificates of deposit.

     Lower quality debt securities (commonly called "junk bonds") often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

     Foreign Securities. Foreign debt and equity securities, and securities denominated in or indexed to foreign currencies may be affected by the strength of those currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. These developments could include restrictions on foreign currency transactions and rules of exchange, or changes in administrations or monetary policies of foreign governments. Foreign securities purchased using foreign currencies may incur currency conversion costs. Foreign issuers and brokers may not be subject to accounting standards or governmental supervision comparable to U.S. issuers and brokers, and there may be less public information about their operations. In addition, foreign markets may be less liquid or more volatile than U.S. markets, and may offer less protection to investors.

     The Fund may enter into forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Fund from adverse exchange rate changes, the Fund may incur a loss if the Advisor incorrectly predicts foreign currency values.

     There is no limitation on the amount of the Fund's assets that may be invested in foreign securities or in any one country or currency, except that no more than 35% of the Fund's assets may be invested in companies operating exclusively in one foreign country.

     Indexed Securities. The Fund may invest in indexed securities whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators (the "reference index"). Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself. Because their performance is tied to a reference index, a fund investing in indexed securities bears the risk of changes in the reference index in addition to being exposed to the credit risk of the issuer of the security.

     Repurchase Agreements. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back later at a higher price. The repurchase date is usually within seven days of the original purchase. If the other party to a repurchase agreement becomes bankrupt or otherwise defaults on its obligation to repurchase the security, the Fund may experience delays in recovering its cash. To the extent that the value of the security purchased has decreased in the meantime, the Fund could experience a loss. The Fund's repurchase agreements are fully collateralized.

     When Issued Securities and Forward Commitments. The Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Fund's Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the Advisor deems it appropriate to do so.

     Borrowing and Leverage; Reverse Repurchase Agreements. The Fund may borrow from banks up to one third of its total assets, and the Fund may pledge assets in connection with such borrowings. The Fund also may engage in reverse repurchase agreements in which the Fund sells a security to another party, such as a bank, broker-dealer or other financial institution, and simultaneously agrees to buy it back later at a higher price. While a reverse repurchase agreement is outstanding, the Fund generally will direct its custodian to segregate cash and appropriate liquid assets to cover its obligations under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the Advisor. Except for reverse repurchase agreements that it fully collateralizes, the Fund aggregates reverse repurchase agreements with its bank borrowings for purposes of limiting borrowings to one third of its total assets.

     If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. The Fund's objective would be to pursue investment opportunities with yields that exceed the cost of the borrowings. This leverage may exaggerate changes in the Fund's share value and the gains and losses on the Fund's investment. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings.

     Lending. The Fund may lend securities to broker-dealers and other institutions as a means of earning additional income. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund at least equal to 100% of the current market value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter when the Board of Trustees determines voting to be in the Fund's interest. If the borrower becomes bankrupt or otherwise defaults on its obligations, the Fund could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loaned had increased, the Fund could experience a loss if the borrower had not maintained sufficient collateral. Loans, in the aggregate, may not exceed one third of the Fund's total assets.

     Short Sales. If the Fund anticipates that the price of a security will decline, it may sell the security short. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund must replace the borrowed security by purchasing it at the market price at the time the Fund chooses to close the short sale, or at the time it is required to do so by the lender, whichever is earlier. The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security.

     In connection with its short sales, the Fund will be required to maintain a segregated account with its custodian of cash or U.S. Government Securities or other high grade liquid debt securities equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited. The Fund limits short sales of any one issuer's securities to 2% of the Fund's total assets and to 2% of any one class of the issuer's securities.


     Options and Futures Contracts. The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices, currency exchange rates and precious metal prices. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the Fund's investment against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. The Fund may invest in options and futures based on any type of security, index, or currency related to its investments, including options and futures traded on foreign exchanges and options not traded on exchanges. The Fund also may invest in precious metals options and futures.

     Options and futures can be volatile investments, and involve certain risks. If the Advisor applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the Fund's return. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Fund if the other party to the contract defaults. The
Fund also could experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, losses from certain futures transactions are potentially unlimited.


     The Fund will not hedge more than 25% of its total assets by selling futures or writing calls under normal conditions. In general, the Fund also will not write put options if its settlement obligations would exceed 25% of its total assets. In addition, the Fund will not buy futures, put options or call options for other than hedging purposes with an aggregate value exceeding 5% of its total assets. The Fund will not invest more than 5% of its total assets in precious metals.

     Precious Metals.   The Fund may invest up to 5% of its total assets in
gold, silver, platinum or other precious metals. Gold and other precious metals have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, and economic and social conditions. In addition, the Fund may invest without limitation in securities of companies principally engaged in exploration, mining or processing of gold or other precious metals and minerals. These securities involve additional risk because the price volatility of precious metals has an increased impact on their market value.


     Zero Coupon Debt Securities and Pay-in-Kind Securities. The Fund may invest in zero coupon securities and pay-in-kind securities. Zero coupon debt securities do not make interest payments; instead, they are sold at a discount from face value and are redeemed at face value when they mature. Pay-in-kind securities pay all or a portion of their interest or dividends in the form of additional securities. Both these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments and, accordingly, may involve greater credit risks than debt securities that make regular interest payments. Because these securities do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Fund takes into account as income a portion of the difference between the bond's purchase price and its face value. Although zero coupon bonds and pay-in-kind bonds pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and included with dividends paid to the Fund's shareholders, if any. These dividends must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to pay such dividends, and its current income ultimately may be reduced as a result.

     Illiquid Investments. Under the supervision of and pursuant to the guidelines adopted by the Board of Trustees, the Advisor determines which of the Fund's investments are classified as illiquid. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may not invest more than 15% of its net assets in illiquid investments.

     Non-Diversification and Concentration. Diversifying a fund's investment portfolio can reduce, to some extent, the risks of investing. This may include limiting the amount of money invested in any one company or, on a broader scale, limiting the amount invested in any one industry.

     To retain investment flexibility, the Fund may be non-diversified to some extent. To the extent that the Fund invests a significant portion of its assets in a few issuers' securities, the performance of the Fund could be significantly affected by the performance of those issuers. However, with respect to 50% of its assets, the Fund will not invest more than 5% of its total assets in any one issuer, and may not invest more than 25% of its assets in any one industry. These limitations do not apply to U.S. Government securities.

     Defensive Investments. The Fund may invest temporarily up to 100% of its assets in cash and investment grade debt securities for defensive purposes.

Investment Risks

     The aggressive investment techniques of the Fund may entail risks not encountered by the average mutual fund. Some techniques, such as short sales, use of put and call options and futures, investments in foreign securities, leverage and short term trading, may be considered speculative and could result in higher operating expenses.

                               GENERAL INFORMATION

     Fundamental Policies. The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund.

     Portfolio Turnover. The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Advisor believes that market conditions, creditworthiness factors or general economic conditions warrant such action. It is anticipated that the Fund will have a portfolio turnover rate of less than 100%.


     Shareholder Rights. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. However, the Declaration of Trust contains provisions which authorize the shareholders to call a meeting under certain circumstances. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. As of December 2, 1996, Cheryl and Kenneth Holeski may be deemed to control the Fund as a result of their beneficial ownership of the shares of the Fund.


                        PERFORMANCE INFORMATION

     The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

     The Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" for the Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

      The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average.

     The advertised performance data of the Fund is based on historical performance and is not intended to indicate future performance. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. The principal value of an investment in the Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.

Investment Advisor                      Administrator
Newport Investment Advisors, Inc.       AmeriPrime Financial Services, Inc.
20600 Chagrin Boulevard, Suite 1020     1793 Kingswood Drive, Suite 200
Shaker Heights, Ohio  44122             Southlake, Texas  76092


Custodian                               Distributor
Star Bank, N.A.                         AmeriPrime Financial Securities, Inc.
P.O. Box 640749                         1793 Kingswood Drive, Suite 200
Cincinnati, Ohio  45264                 Southlake, Texas  76092



Transfer Agent (all purchase and        Auditors
redemption requests)                    McCurdy & Associates CPA's, Inc.
American Data Services, Inc.            27955 Clemens Road
24 West Carver Street                   Westlake, Ohio 44145
Huntington, New York  11743


No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

                                TABLE OF CONTENTS

                                                                Page #


SUMMARY OF FUND EXPENSES. . . . . . . . . . . . . . . . . . . . . .  2

     Shareholder Transaction Expenses . . . . . . . . . . . . . . .  2
     Annual Fund Operating Expenses . . . . . . . . . . . . . . . .  2

THE FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3


FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . .  3


INVESTMENT OBJECTIVE AND STRATEGIES . . . . . . . . . . . . . . . .  3

HOW TO INVEST IN THE FUND . . . . . . . . . . . . . . . . . . . . .  4

     Initial Purchase . . . . . . . . . . . . . . . . . . . . . . .  4

          By Mail . . . . . . . . . . . . . . . . . . . . . . . . .  4
          By Wire . . . . . . . . . . . . . . . . . . . . . . . . .  4

     Additional Investments . . . . . . . . . . . . . . . . . . . .  5
     Tax Sheltered Retirement Plans . . . . . . . . . . . . . . . .  5
     Other Purchase Information . . . . . . . . . . . . . . . . . .  5

HOW TO REDEEM SHARES. . . . . . . . . . . . . . . . . . . . . . . .  7

     By Mail. . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     By Telephone . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Additional Information . . . . . . . . . . . . . . . . . . . .  7

SHARE PRICE CALCULATION . . . . . . . . . . . . . . . . . . . . . .  8

DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . .  9

TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

OPERATION OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . 10

DISTRIBUTION PLAN . . . . . . . . . . . . . . . . . . . . . . . . . 11

INVESTMENT POLICIES, TECHNIQUES AND RISK CONSIDERATIONS . . . . . . 11

          Equity Securities . . . . . . . . . . . . . . . . . . . . 11
          Debt Securities . . . . . . . . . . . . . . . . . . . . . 11

          Foreign Securities. . . . . . . . . . . . . . . . . . . . 12
          Indexed Securities. . . . . . . . . . . . . . . . . . . . 12
          Repurchase Agreements . . . . . . . . . . . . . . . . . . 12
          When Issued Securities and Forward Commitments. . . . . . 13
          Borrowing and Leverage; Reverse Repurchase Agreements . . 13
          Lending . . . . . . . . . . . . . . . . . . . . . . . . . 13
          Short Sales . . . . . . . . . . . . . . . . . . . . . . . 13

          Options and Futures Contracts . . . . . . . . . . . . . . 14

          Zero Coupon Debt Securities and Pay-in-Kind Securities. . 14
          Illiquid Investments. . . . . . . . . . . . . . . . . . . 15
          Non-Diversification and Concentration . . . . . . . . . . 15
          Defensive Investments . . . . . . . . . . . . . . . . . . 15

     Investment Risks . . . . . . . . . . . . . . . . . . . . . . . 15

GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . 15

     Fundamental Policies . . . . . . . . . . . . . . . . . . . . . 16
     Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . 16
     Shareholder Rights . . . . . . . . . . . . . . . . . . . . . . 16

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . 16

                            THE MAXIM CONTRARIAN FUND


                       STATEMENT OF ADDITIONAL INFORMATION



                               December ____, 1996









     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of The MAXIM Contrarian Fund dated December ____, 1996. A copy of the Prospectus can be obtained by writing the Transfer Agent at 24 W. Carver Street, Huntington, New York 11743, or by calling toll free 1-888-81-MAXIM (888-816-2946).

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                  PAGE


DESCRIPTION OF THE TRUST. . . . . . . . . . . . . . . . . . . . . .  1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
     CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . .  1

INVESTMENT LIMITATIONS. . . . . . . . . . . . . . . . . . . . . . . 14

THE INVESTMENT ADVISOR. . . . . . . . . . . . . . . . . . . . . . . 16

DISTRIBUTION PLAN . . . . . . . . . . . . . . . . . . . . . . . . . 17

TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . 18

PORTFOLIO TRANSACTIONS AND BROKERAGE. . . . . . . . . . . . . . . . 19

DETERMINATION OF SHARE PRICE. . . . . . . . . . . . . . . . . . . . 20

INVESTMENT PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . 20

CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

TRANSFER AGENT. . . . . . . . . . . . . . . . . . . . . . . . . . . 21

ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . 21

DESCRIPTION OF THE TRUST

     The MAXIM Contrarian Fund (the "Fund") was organized as a series of AmeriPrime Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of several series of funds currently authorized by the Trustees.

     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.


     As of December 2, 1996, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund: Robert Botti, 955 River Road, Gate Mills, Ohio - 5.22%; Cheryl and Kenneth Holeski, 12448 Bentbrook Drive, Chesterland, Ohio - 35.16%; Newport Investment Advisors Profit Sharing Plan, 20600 Chagrin Boulevard, Cleveland, Ohio - 5.51%; Dale Siegel, 2305 East Aurora Road, Twinsburg, Ohio - 8.84%.

     As of December 2, 1996, Cheryl and Kenneth Holeski may be deemed to control the Fund as a result of their beneficial ownership of the shares of the Fund. As of December 2, 1996, the officers and trustees as a group may be deemed to beneficially own 1.18% of the Fund.


     For information concerning the purchase and redemption of shares of the Fund, see "How to Invest in the Fund" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Share Price Calculation" in the Fund's Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies" and "Investment Policies and Techniques and Risk Considerations").

     A. Equity Securities. Equity securities include common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

     B. Lower Quality Debt Securities. The Fund may purchase lower quality debt securities, or unrated debt securities, that have poor protection of payment of principal and interest. These securities often are considered to be speculative and involve greater risk of default of price changes due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising rates. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. The Fund may invest in securities which are of lower quality or are unrated if the Advisor determines that the securities provide the opportunity of meeting the Fund's objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. To the extend the Fund invests in lower quality securities, achievement of its investment objective may be more dependent on the Advisor's credit analyses than is the case for higher quality bonds. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

     The market for lower quality securities may be thinner and less active than that for higher quality securities, which can adversely affect the prices at which these securities can be sold. If there is not established retail secondary market and market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value as portfolio securities, and the Fund's ability to dispose of these lower quality debt securities.

     Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

     Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor's research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Advisor attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

     The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interests of the Fund shareholders.


     C. Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Any repurchase transaction in which the Fund engages will require collateralization equal to at least 102% of the Seller's obligation during the entire term of the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund's current policy to limit repurchase agreement transactions to those parties whose creditworthiness has been reviewed and deemed satisfactory by the Advisor.

     D. Securities Lending. The Fund may lend securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Advisor. Furthermore, they will only be made if, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

     The Advisor understands that it is the current view of the staff of the Securities and Exchange Commission ("SEC") that the Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     E. Foreign Investments. Subject to the limitations described in the prospectus, the Fund may invest in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an Advisor will be able to anticipate or counter these potential events and their impacts on the Fund's share price.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies.

     F. Foreign Currency Transactions. The Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

     The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

     In connection with purchases and sales of securities denominated in foreign currencies, the fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Advisor expects to enter into settlement hedges in the normal course of managing the Fund's foreign investments. The Fund also could enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor.

     The Fund also may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in Deutschemarks, it could enter into a forward contract to sell Deutschemarks in return for U.S. dollars to hedge against possible declines in the Deutschemark's value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund also could hedge the position by selling another currency expected to perform similarly to the Deutschemark -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedge securities are denominated.

     Under certain conditions, SEC guidelines require mutual funds to segregate cash and appropriate liquid assets to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate cash or U.S. Government securities or other high-grade liquid debt securities to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges. In segregating assets, the Fund's custodian or a designated subcustodian either places such assets in a segregated account or separately identifies such assets and renders them unavailable for investment by the Fund.

     Successful use of forward currency contracts will depend on the Advisor's skill in analyzing and predicting currency values. Forward contracts may change the Fund's currency exchange rates substantially, and could result in losses to the Fund if currencies do not perform as the Advisor anticipates. For example, if a currency's value rose at a time when the Advisor had hedged the Fund by selling currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Advisor hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Advisor's use of forward currency contracts will be advantageous to the Fund or that the Advisor will hedge at an appropriate time.

     G. Short Sales. The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund than is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's total assets. The Fund similarly will limit its short sales of the securities of any single issuer if the market value of the securities that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net equity or if such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever the Fund engages in short sales, its custodian will segregate an amount of cash or U.S. Government securities or other high-grade liquid debt securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

     In addition, the Fund may make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount of the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs in connection with opening, maintaining and closing short sales against the box.

     H. Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yield than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

     I. Forward Commitments and Reverse Repurchase Agreements. The Fund will direct its Custodian to place cash or U.S. government obligations in a separate account of the Trust in an amount equal to the commitments of the Fund to purchase or repurchase securities as a result of its forward commitment or reverse repurchase agreement obligations. With respect to forward commitments to sell securities, the Trust will direct its Custodian to place the securities in a separate account. The Fund will direct its Custodian to segregate such assets for when, as and if issued commitments only when it determines that issuance of the security is probable. When a separate account is maintained, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions.

     Commitments to purchase securities on a when, as and if issued basis will not be recognized in the portfolio of the Fund until the Advisor determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily.

     Securities purchased on a forward commitment basis and subject to reverse repurchase agreements are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchased on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

     J. Leveraging. Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

     K. Futures Contracts. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument or precious metal at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities or precious metal prices, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") or gold. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument or precious metal. Therefore, purchasing futures contracts will tends to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument or precious metal, much as if it had purchased the underlying instrument or precious metal directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument or precious metal had been sold.

          Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument or precious metal unless the contact is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     L.   Put and Call Options.  The Fund may purchase put and call options.

          Purchasing Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. The Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

          Writing Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the "strike" price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to the FCM described above for futures contracts. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the "strike" price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.

     If the underlying prices rise, a put writer would generally expect to profit. Although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, the writer also may profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the "strike" price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the "strike" price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

          Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one "strike" price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     M. Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

     Options and futures prices also can diverge from the prices of their underlying instruments or precious metals, even if the underlying instruments or precious metals match the Fund's investment well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument or precious metal, and the time remaining until expiration of the contract, which may not affect the security or the precious metal prices the same way. Imperfect correlation also may result from: differing levels of demand in the options and futures markets and the securities or precious metal markets, structural differences in how options and futures and securities or precious metal are traded, or imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities or precious metal it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities or precious metals, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     N. Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their "strike" prices are not close to the underlying instrument or precious metal's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions also could be impaired.
In addition, one of the requirements for qualification as a regulated investment company for tax purposes in that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

     O. OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and "strike" price, the terms of over-the-counter options i.e., options not traded on exchanges ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

     P. Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser or a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

     Q. Asset Coverage for Futures and Options Positions. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures by mutual funds, and if the guidelines so require will segregate cash or U.S.

Government securities or other high-grade liquid debt securities in the amount prescribed. Segregated securities cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     R. Limitations on Futures and Options Transactions. The Fund will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets before the Fund engages in any purchases or sales of futures contracts, options on futures contracts, or gold, silver, platinum or other precious metals futures contracts or options thereon. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and options premiums.

     In addition, the Fund will not: (a) sell futures contracts (including futures contracts for precious metals) or write call options (including options on futures) if, as a result, more than 25% of the Fund's total assets would be hedged with such futures or options; or (b) write put options (including options on futures) if, as a result, the Fund's total obligations upon settlement of written put options would exceed 25% of its total assets; or (c) purchase futures contracts or put or call options (including options on futures) for other than hedging purposes if, as a result, the aggregate value of margin for futures contracts and option premiums for options purchased by the Fund would exceed 5% of the Fund's total assets, except that aggregate value of initial margin deposits for futures and options premiums for options on futures may not exceed 5% of the Fund's total assets (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%; or (d) purchase futures, put or call options (including options on futures) for hedging purposes if the aggregate value of the initial margin deposits for futures contracts purchased would exceed 5% of a Fund's total assets and initial option premiums for options purchased would exceed 20% of the Fund's net assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     The Fund currently intends to treat the value of any over-the-counter option purchased as illiquid for the purposes of investment limits. Similarly, for any over-the-counter option the Fund writes, the Fund will treat as illiquid the value of the option's underlying instrument; however, if the Fund has a guaranteed right to close out the option with a primary U.S. Government securities dealer, only the maximum price of the closing transaction minus the amount the option is in-the-money will be considered illiquid.

     S. Precious Metals. In addition to its investments in securities, the Fund may invest a portion of its assets in precious metals, such as gold, silver, platinum, and palladium, and precious metal options and futures. The prices of precious metals are affected by broad economic and political conditions, but are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals and precious metal options and futures may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. The Fund may purchase precious metals in any form, including bullion and coins, provided that the Advisor intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. The Fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

     The value of the Fund's investments may be affected by changes in the price of gold and other precious metals. Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Since much of the world's known gold reserves are located in South Africa, political and social conditions there may pose certain risks to the Fund's investments. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issues.

     The fund is authorized to invest up to 5% of its total assets in precious metals. As a further limit on precious metals investment, under current federal tax law, gains from selling precious metals may not exceed 10% of the Fund's annual gross income. This tax requirement could cause the fund to hold or sell precious metals, securities, options or futures when it would not otherwise do so.

     T. Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors trading activity in illiquid investments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Trust to be illiquid include repurchase agreements not entitling the holder to payments of principal and interest within seven days, over-the-counter options, and restricted securities. However, with respect to OTC options which the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. If, through a change in values, net assets or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     U. Restricted Securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where the registration is required, the Fund holding restricted securities may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions which the Fund has not fully collateralized as described in the Prospectus.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. Except for gold, silver, platinum, palladium or other precious metals (and then not with respect to more than 5% of its net assets), the Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling forward contracts, options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     i. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     ii. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements which the Fund has not fully collateralized as described in the Prospectus) representing more than one third of its total assets are outstanding.

     iii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     iv. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.








THE INVESTMENT ADVISOR

     The Fund's investment advisor is Newport Investment Advisors, Inc., 20600 Chagrin Boulevard, Suite 1020, Shaker Heights, Ohio 44122. Kenneth M. Holeski may be deemed to control the Advisor due to his ownership of its shares and his positions as an officer and director of the Advisor.


     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 2.50% of the average daily net assets of the Fund. The Advisor may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Advisor to waive any fees in the future. The Fund is responsible for the payment of all expenses incurred in connection with the organization and initial registration of shares of the Fund. For the period May 2, 1996 (commencement of operations) through October 31, 1996, the Fund paid advisory fees of $11,261.


     The Advisor retains the right to use the name "MAXIM Contrarian" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "MAXIM Contrarian" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

DISTRIBUTION PLAN


     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") under which the Fund pays the Advisor an amount at an annual rate of 0.25% of the average daily net assets of the Fund. For a description of the Plan, see "Distribution Plan" in the Fund's Prospectus.
For the period May 2, 1996 (commencement of operations) through October 31, 1996, the Fund made payments of $ ________ under the Distribition Plan. Of this amount, approximately $ ________ was spent on __________; $ __________ was spent on _______________________ . Kenneth M. Holeski, as controlling shareholder of the Advisor, and other employees of the Advisor may indirectly benefit from any payments made pursuant to the Plan.

TRUSTEES AND OFFICERS

     The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


Name, Age and Address        Position                   Principal Occupations During Past 5 Years

* Kenneth D. Trumpfheller    President and Trustee      President, Treasurer and Secretary of AmeriPrime Services, Inc.,
Age:  38                                                the Fund's administrator, and AmeriPrime Financial Securities, Inc.,
1793 Kingswood Drive                                    the Fund's distributor.  Prior to December , 1994, a senior
Suite 200                                               executive with SEI Financial Services.
Southlake, Texas  76092


Kelli D. Shomaker, C.P.A.    Secretary, Treasurer       Manager of Compliance of AmeriPrime Financial Services, Inc.;
Age:  34                                                Vice President, Chief Accounting Officer, Treasurer and
1793 Kingswood Drive                                    Controller of United Services Advisors, Inc. and United
Suite 200                                               Services Insurance Funds from 1994 to 1995; Vice President,
Southlake, Texas  76092                                 Chief Accounting Officer, Treasurer, and Controller
                                                        of Accolade Funds and Pauze/Swanson United Services Funds
                                                        from 1993 to 1995; Controller from 1987 to 1995 and Vice President,
                                                        Chief Accounting Officer and Treasurer from 1990 to
                                                        1995 of United Services Funds; Director of Security
                                                        Trust & Financial Company from 1993 to 1995.


Steve L. Cobb                Trustee                    President of Clare Energy, Inc., oil and gas
Age:  39                                                exploration company; International Marketing Manager
140 Mockingbird Lane                                    of Carbo Ceramics Inc., oil field manufacturing/supply
Coppell, Texas  76019                                   company.


Gary E. Hippenstiel          Trustee                    Vice President and Chief Investment Officer of Legacy
Age:  49                                                Trust Company; President and Director of Heritage
600 Jefferson Street                                    Trust Company from 1994 to 1996; Vice President and Manager
Houston, Texas  70002                                   of Investments of Kanaly Trust Company from 1988 to 1992.


     The compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 1996 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

Name                          Aggregate          Total Compensation
                             Compensation      from Trust (the Trust is
                              from Trust        not in a Fund Complex

Kenneth D. Trumpfheller           0                      0

Steve L. Cobb                   $4,000                 $4,000

Gary E. Hippenstiel             $4,000                 $4,000

PORTFOLIO TRANSACTIONS AND BROKERAGE


     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the period May 2, 1996 (commencement of operations) through October 31, 1996, the Fund paid brokerage commissions of $14,353.


     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Trust and another of the Advisor's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.


INVESTMENT PERFORMANCE

     "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of the Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   n
                             P(1+T) = ERV

Where:    P     =  a hypothetical $1,000 initial investment
          T     =  average annual total return
          n     =  number of years
          ERV   =  ending redeemable value at the end of the applicable
                   period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.


     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period May 2, 1996 (commencement of operations) through October 31, 1996, the Fund's average annual total return was -15.80%, annualized.


     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.


CUSTODIAN

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.


TRANSFER AGENT


     American Data Services, Inc., ("ADS"), 24 W. Carver Street, Huntington, New York 11743, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, ADS provides the Fund with certain monthly reports, record-keeping and other management-related services. For the period May 2, 1996 (commencement of operations) through October 31, 1996, ADS received $9,600 from the Adviser (not the Fund) for these services.


ACCOUNTANTS

     The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending October 31, 1997. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR

     AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

McCurdy                                                    27955 Clemens Road
& Associates                                               Westlake, OH 44145
CPA's Inc.                                                 Phone (216) 835-8500
                                                           Fax (216) 835-1093
CERTIFIED PUBLIC ACCOUNTANTS



                          INDEPENDENT AUDITOR'S REPORT


To The Shareholders and Board of Trustees
The Maxim Contrarian Fund

We have audited the statement of assets and liabilities including the portfolio of investments, of the Maxim Contrarian Fund (a member of the Ameriprime Fund Series) as of October 31, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 2, 1996 (commencement of operations) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Contrarian Fund as of October 31, 1996, the results of it's operations, the changes in it's net assets, and the financial highlights for the period from May 2, 1996 (commencement of operations) to October 31, 1996 in conformity with generally accepted accounting principles.

/s/ McCurdy & Associates
McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 20, 1996

                              MAXIM CONTRARIAN FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996

Shares                                                               Value
--------                                                            -------

        COMMON STOCKS    90.57%

          CHEMICAL    3.28%
 5,900  Balchem Corp*                                                $ 48,675
    35  Millenium Chemicals (Great Britain)*                              706
                                                                  -----------
                                                                       49,381
                                                                  -----------

          COMPUTER SERVICES & SOFTWARE    7.71%
   500  3Com*                                                          33,813
 1,000  Bay Networks Inc.*                                             20,250
   600  Cabletron Systems, Inc.*                                       37,425
   400  Cisco Systems, Inc.*                                           24,750
                                                                    ---------
                                                                      116,238
                                                                    ---------

          COMPUTERS & PERIPHERALS    5.94%
   800  Dell Computer*                                                 65,100
   400  Sun Microsystems*                                              24,400
                                                                  -----------
                                                                       89,500
                                                                  -----------

          DRUG    1.53%
  600   Forest Laboratories Inc.*                                      23,100
                                                                  -----------

          ELECTRICAL EQUIPMENT    0.81%
1,250   York Research Corp.*                                           12,188
                                                                  -----------



The accompanying notes are an integral part of these financial statements.





                              MAXIM CONTRARIAN FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996

Shares                                                                 Value
------                                                                -------


          ELECTRONICS    3.87%
 1,500  Helix Technology                                          $    39,938
 1,400  Kulicke & Soffa Industries Inc.*                               18,375
                                                                   ----------
                                                                       58,313
                                                                   ----------

          FINANCIAL SERVICES    3.13%
 1,000  Cityscape Financial Corp.*                                     25,750
 2,000  National Auto Credit Inc.*                                     21,500
                                                                   ----------
                                                                       47,250
                                                                   ----------

          PRECIOUS METALS MINING--EXPLORATION    19.78%
 7,000  Canarc Resources Corp. (Indonesia, Canada)*                     9,395
17,000  Gran Columbia Resources  (Colombia)*                           25,350
20,000  Greater Lenora Resources Inc  (Canada)*                        12,079
28,400  Nevsun Resources  (Ghana, Mali)*                              215,985
 9,600  Oliver Gold Corp. (Mali, Zimbabwe)*                            35,431
                                                                   ----------
                                                                      298,240
                                                                   ----------

          HOTEL/GAMING    0.72%
 5,000  International Thunderbird Gaming (Canada)*                     10,811
                                                                   ----------




The accompanying notes are an integral part of these financial statements.






                              MAXIM CONTRARIAN FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996

Shares                                                                 Value
--------                                                              ------
          INDUSTRIAL  SERVICES    4.00%
   500  Hanson Trust, ADR                                           $   3,188
 1,400  Kaydon Corp                                                    57,050
                                                                    ---------
                                                                       60,238
                                                                    ---------

          INSURANCE    3.75%
   500  Exel Ltd.                                                      19,000
 1,000  Sun America Inc.                                               37,500
                                                                     --------
                                                                       56,500
                                                                    ---------

          INVESTMENT COMPANY    1.11%
10,000  Salos Resources Corp. (Mexico)*                                16,776
                                                                   ----------

          MACHINERY    6.71%
 1,200  Harnischfeger Industries, Inc.                                 48,000
 2,800  JLG Industries                                                 42,000
   400  Lincoln Electric Company                                       11,100
                                                                   ----------
                                                                      101,100
                                                                   ----------

          MEDICAL SERVICES    2.98%
   500  Dionex Corp.*                                                  19,125
 3,000  Medical Resources, Inc.*                                       25,875
                                                                    ---------
                                                                       45,000
                                                                    ---------



The accompanying notes are an integral part of these financial statements.





                              MAXIM CONTRARIAN FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996


Shares                                                                 Value
--------                                                               ------

          PRECIOUS METALS MINING--PRODUCING    4.15%
 6,000  Banro Resource Corp. (Zaire)*                              $   26,282
 6,000  Bema Gold Corp. (Chile)*                                       36,375
                                                                   ----------
                                                                       62,657
                                                                   ----------

          NON-PRECIOUS METALS--EXPLORATION    3.55%
10,000  Adrian Resources Ltd. (Panama)*                                33,125
10,000  Canadian States Resources (Canada)*                             3,355
 6,000  Cartaway Resources (Canada)*                                    2,908
 9,700  Castle Rock Exploration Corp. (Canada)*                         3,110
25,500  Consolidated Magna Ventures Ltd. (Canada)*                     11,027
                                                                    ---------
                                                                       53,525
                                                                     --------

          OFFICE EQUIPMENT/SUPPLIES    1.79%
 2,000  OfficeMax, Inc.*                                               27,000
                                                                     --------

          OIL & OILFIELD SERVICES    1.72%
 5,000  Arakis Energy Corp. (Sudan)*                                   25,938
                                                                     --------

          RETAIL    2.58%
   500  Dayton Hudson Corp.*                                           17,313
   300  Fila Holdings, ADR                                             21,600
                                                                     --------
                                                                       38,913
                                                                     --------



The accompanying notes are an integral part of these financial statements.




                              MAXIM CONTRARIAN FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996



Shares                                                                  Value
--------                                                                -----

          RUBBER & PLASTICS    2.06%
2,000   Myers Industries, Inc.*                                     $  31,000
                                                                   ----------
          SEMICONDUCTOR    1.85%
1,100   Atmel Corp.*                                                   27,913
                                                                   ----------

          TELECOMMUNIATIONS    3.39%
2,100   Worldcom Inc.*                                                 51,188
                                                                   ----------

          TOBACCO    2.01%
1,000   RJR Nabisco, Inc.                                              28,875
  125   Imperial Tobacco Group, ADR (Great Britain)*                    1,445
                                                                   ----------
                                                                       30,320
                                                                   ----------

          NON-PRECIOUS METALS--PRODUCING    2.15%
5,000   Manhattan Minerals Corp. (Mexico)                              32,434
                                                                   ----------




The acompanying notes are an integral part of these financial statements.





                              MAXIM CONTRARIAN FUND

                             SCHEDULE OF INVESTMENTS
                                October 31, 1996



Shares                                                                Value
------                                                                ------


            TOTAL COMMON STOCKS (cost $1,413,742)                  $1,365,523

          SHORT OPTIONS    -1.06%
     5  3Com (January, 1997)                                            3,688
     3  Cabletron Systems, Inc. (January, 1997)                           225
     4  Cisco Systems Inc. (January, 1997)                              1,525
     4  Dell Computer (May, 1997)                                       5,250
     3  Fila Holdings (April, 1997)                                       844
    15  Helix Technology Corp. (April, 1997)                            3,844
     4  Sun Microsystems ( January, 1997)                                 574
                                                                     --------
                                                                       15,950
                                                                     --------

          LONG OPTIONS    1.77%
    20  Glamis Gold Ltd. (December, 1996)                               1,000
    20  Pepsico Inc. (January, 1997)                                    5,875
    15  Travelers Group Inc. (January, 1997)                            8,438
    20  S & P Index 100 (November, 1997)                               11,374
                                                                      -------
                                                                       26,687
                                                                     --------
              TOTAL OPTIONS (Cost $9,902)                              10,737
                                                                     --------
              TOTAL INVESTMENTS
                 (Cost $1,423,644)           91.28%                 1,376,260
              Other Assets less liabilities   8.72%                   131,442
                                            -------                ----------
                     TOTAL NET ASSETS       100.00%                $1,507,702
                                            =======                ==========



* Non-income producing securities.


The accompanying notes are an integral part of these financial statements.

                              MAXIM CONTRARIAN FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1996

ASSETS:

Investment in common stock at market value
  (identified cost--$1,423,644)(Note 1)......................     $ 1,376,260
Cash.........................................................         132,736
Receivable for securities sold...............................           3,738
Dividends and interest receivable............................             525
                                                                    ---------
                   TOTAL ASSETS..............................       1,513,259
                                                                   ----------

LIABILITIES:

Payable for securities purchased.............................           1,324
Accrued advisory fee.........................................           2,946
Accrued trustees' fees.......................................             160
Accrued 12b-1 fees...........................................           1,127
                                                                   ----------
                   TOTAL LIABILITIES.........................           5,557
                                                                   ----------

NET ASSETS (equivalent to $9.21 per share based on
  163,713 shares of common stock outstanding)--(Note 4)......     $ 1,507,702
                                                                   ==========

NET ASSETS CONSIST OF:
  Paid in capital (Note 4)...................................     $ 1,578,360
  Accumulated net realized gain/(loss) from
    security transactions....................................         (23,274)
  Net unrealized appreciation/depreciation on investments....         (47,384)
                                                                  -----------
 NET ASSETS OCTOBER 31, 1996                                      $ 1,507,702
                                                                   ==========
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
         PRICE PER SHARE ....................................     $      9.21
                                                                   ==========

The accompanying notes are an integral part of these financial statements.

                              MAXIM CONTRARIAN FUND

                             STATEMENT OF OPERATIONS
                         For the period from May 2, 1996
             (Commencement of Operations) through October 31, 1996

INVESTMENT INCOME:
  Dividends................................................          $ 1,867
  Interest.................................................            6,016
                                                                    --------
     TOTAL INVESTMENT INCOME...............................            7,883
                                                                    --------
OPERATING EXPENSES:
  Investment advisory fee (Note 3).........................           11,261
  Trustees' fees...........................................              740
   12b-1 fee...............................................            1,127
                                                                    --------
     TOTAL OPERATING EXPENSES..............................           13,128
                                                                    --------

     NET INVESTMENT INCOME/(LOSS)..........................           (5,245)
                                                                 -----------

  NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on security transactions..........           (3,375)
Net realized gain/(loss) on option transactions............          (19,899)
Net change in unrealized appreciation/
   (depreciation) on investments...........................          (47,384)
                                                                  -----------
  NET GAIN/(LOSS) ON INVESTMENTS...........................          (70,658)
                                                                  -----------
  NET INCREASE/(DECREASE) IN NET ASSETS, RESULTING
    FROM OPERATIONS........................................        $ (75,903)
                                                                     ========





The accompanying notes are an integral part of these financial statements.

                              MAXIM CONTRARIAN FUND

                       STATEMENT OF CHANGES IN NET ASSETS
                         For the period from May 2, 1996
             (Commencement of Operations) through October 31, 1996

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income/(loss)............................        $  (5,245)
  Net realized gain/(loss) from securities transactions...           (3,375)
  Net realized gain/(loss) from option transactions.......          (19,899)
  Net change in unrealized appreciation/(depreciation)
     of investments during the period.....................          (47,384)
                                                                 -----------
  NET INCREASE/(DECREASE) IN NET ASSETS FROM
     OPERATIONS...........................................          (75,903)
                                                                 -----------

DISTRIBUTION TO SHAREHOLDERS:
   Net investment income..................................                0
   Realized gain..........................................                0

                                                                -----------
                                                                          0
                                                                -----------
 FUND SHARE TRANSACTIONS:
   Shares sold............................................        1,583,605
   Shares issued in reinvestment of dividends.............                0
   Shares redeemed........................................                0
                                                                -----------
 TOTAL CAPITAL STOCK                                              1,583,605
                                                                -----------

NET INCREASE/(DECREASE) IN NET ASSETS.....................        1,507,702
                                                                 ----------

NET ASSETS:
   Beginning of period....................................                0
                                                                 ----------

  End of period...........................................      $ 1,507,702
                                                                ===========


The accompanying notes are an integral part of these financial statements.

                              MAXIM CONTRARIAN FUND

                              FINANCIAL HIGHLIGHTS
                  For a share outstanding throughout the period from May 2, 1996 (Commencement of Operations)
                            through October 31, 1996

Net asset value- beginning of period...........................        $10.00
                                                                      -------
Income from investment operations:
  Net investment income/(loss).................................          (.05)
  Net gain/(loss) on investments both realized and unrealized..          (.74)
                                                                      --------
Total from investment operations...............................          (.79)
                                                                      --------
Less distributions:
Dividends from net investment income...........................             0
Dividends from capital gains...................................             0
                                                                      -------
Net asset value- end of period.................................       $  9.21
                                                                        =====
Total Return**.................................................        (15.80)%



Ratios/Supplemental data:
Net assets, end of period (in 000's)...........................         1,508
Ratio of expenses to average net assets**......................          2.89%
Ratio of net investment income to average net assets**.........         (1.16)%
Portfolio turnover rate........................................          . 92%
Average Commission rate paid....................................        .0497


** Annualized


The accompanying notes are an integral part of these financial statements.

                              MAXIM CONTRARIAN FUND

                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1996



1.  ORGANIZATION

The MAXIM Contrarian Fund. (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on December 26, 1995 and commenced operations on May 2, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust Agreement permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal instiutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restriced or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                              MAXIM CONTRARIAN FUND

                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1996

Federal Income Taxes-   The Fund intends to qualify each year as a "regulated
investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.However, for the taxable year ended October 31, 1996 the Fund did not qualify to be taxed as a "regulated investment company" for federal income tax purposes. The Fund intends to qualify as a "regulated investment company" in subsequent years.This non-qualification had no effect on net asset value or tax owed by the Fund.

Dividends and Distributions-   The Fund intends to distribute substantially all
of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Newport Investment Advisors, Inc. (the "Adviser") to manage the Fund's investments. Kenneth M. Holeski, president and controlling shareholder of the Adviser, is primarily responsible for the day to day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except 12b-1 fees, brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.50% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the period from May 2, 1996 through October 31, 1996, the Adviser has received a fee of $11,261 from the Fund.

                              MAXIM CONTRARIAN FUND

                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1996


NOTE 4.  CAPITAL SHARE TRANSACTIONS

     As of October 31, 1996 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at October 31, 1996 was $1,578,360.

     Transactions in capital stock were as follows:

                                          For the period from May 2, 1996
                                           (Commencement of Operations)
                                             through October 31, 1996

                                          Shares                  Amount
                                         ---------                ------

Shares sold                               163,713               $1,583,605

Shares issued in reinvestment
  of dividends                                  0                        0

Shares redeemed                                 0                        0
                                        ----------             -----------

 Net Increase                             163,713               $1,583,605
                                          =======               ==========


NOTE 5. INVESTMENTS

For the period from May 2, 1996 (commencement of operations) through October 31, 1996, purchases and sales of investment securities, other than short-term investments, aggregated $1,420,727 and $6,985, respectively. The gross unrealized appreciation for all securities totaled $93,750 and the gross unrealized depreciation for all securities totaled $141,134 for a net unrealized depreciation of $47,384. The aggregate cost of securities for federal income tax purposes at October 31, 1996 was $1,423,644. As of October 31, 1996 the Fund has invested 33.33% of its net assets in foreign securities and American Depository Receipts (ADR).

                              MAXIM CONTRARIAN FUND

                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1996

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 7. RECLASSIFICATIONS

In accordance with SOP 93-2, The Fund has recorded a reclassification in the capital accounts. As of October 31, 1996, The Fund recorded permanent book/tax differences of $(5,245) from undistributed net investment income to paid in capital. This reclassification has no impact on the net asset value of The Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder.


NOTE 8. RELATED PARTY TRANSACTIONS

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 1996, Cheryl Holeski (wife of the President and controlling shareholder of Newport Investment Advisor) owns more than 25% of the fund.

                                AmeriPrime Funds


PART C.   OTHER INFORMATION


Item 24.  Financial Statements and Exhibits


          (a)  For the MAXIM Contrarian Fund

               Included in Part A:
               Financial Highlights for the period ended October 31, 1996.

               Included in Part B:
               Independent Auditor's Report
               Schedule of Investments, October 31, 1996.
               Statement of Assets and Liabilities, October 31, 1996. Statement of Operations for the period ended October 31, 1996. Statement of changes in Net Assets for the period ended October 31, 1996.
               Financial Highlights for the period ended October 31, 1996. Notes to Financial Statements.


          (b)  Exhibits

               (1) (i) Copy of Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

                   (ii) Copy of Amendment No. 1 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                   (iii) Copy of Amendment No. 2 to Registrant's Declaration of
                         Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1, is hereby incorporated by reference.


                   (iv) Copy of Amendment No. 3 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4, is hereby incorporated by reference.

                   (v) Copy of Amendment No. 4 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4, is hereby incorporated by reference.


               (2) Copy of Registrant's By-Laws, which was filed as an Exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

               (3)  Voting Trust Agreements - None.

               (4)  Specimen of Share Certificates - None.

               (5) (i) Copy of Registrant's Management Agreement with Carl Domino Associates, L.P., Adviser to Carl Domino Equity Income Fund, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                   (ii) Copy of Registrant's Management Agreement with Jenswold, King & Associates, Adviser to Fountainhead Value Fund, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                   (iii) Copy of Registrant's Management Agreement with LBS
                         Capital Management, Inc., Adviser to AIT Vision U.S. Equity Portfolio, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                   (iv) Copy of Registrant's Management Agreement with GLOBALT, Inc., Adviser to GLOBALT Growth Fund, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                   (v) Copy of Registrant's Management Agreement with Newport Investment Advisors, Inc., Adviser to The MAXIM Contrarian Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

                   (vi) Copy of Registrant's Management Agreement with IMS Capital Management, Inc., Adviser to the IMS Contrarian Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

               (6) Copy of Registrant's Underwriting Agreement with AmeriPrime Financial Securities, Inc., which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

               (7) Bonus, Profit Sharing, Pension or Similar Contracts for the benefit of Directors or Officers - None.

               (8) Copy of Registrant's Agreement with the Custodian, Star Bank, N.A., which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

               (9) Copy of Registrant's Agreement with the Administrator, AmeriPrime Financial Services, Inc., which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

               (10) Opinion and Consent of Brown, Cummins & Brown Co., L.P.A. is
                    filed herewith.

               (11) Consent of independent public accountants is filed herewith.

               (12) Financial Statements Omitted from Item 23 - None.

               (13) Copy of Letter of Initial Stockholders, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

               (14) Model Plan used in Establishment of any Retirement
                    Plan - None.

               (15) (i) Copy of Registrant's Rule 12b-1 Distribution Plan for The MAXIM Contrarian Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1, is hereby incorporated by reference.

                    (ii) Copy of Registrant's Rule 12b-1 Service Agreement for
                         The MAXIM Contrarian Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1, is hereby incorporated by reference.

               (16) Schedule for Computation of Each Performance
                    Quotation - None.


               (17) Financial Data Schedule is filed herewith.


               (18) Rule 18f-3 Plan - None.

               (19) (i) Power of Attorney for Registrant and Certificate with respect thereto are filed herewith.

                    (ii) Powers of Attorney for Trustees and Officers are filed herewith.

Item 25. Persons Controlled by or Under Common Control with the Registrant (As of December 2, 1996)


          The Carl Domino Associates, L.P., Profit Sharing Trust may be deemed to control the Carl Domino Equity Income Fund, LBS Capital Management, Inc., a Florida corporation, may be deemed to control the AIT Vision U.S. Equity Portfolio, and Cheryl and Kenneth Holeski may be deemed to control The MAXIM Contrarian Fund, as a result of their respective beneficial ownership of those Funds.


Item 26.  Number of Holders of Securities (as of December 2, 1996)

      Title of Class                Number of Record Holders

Carl Domino Equity Income Fund                 32
Fountainhead Value Fund                         0
AIT Vision U.S. Equity Portfolio               23
Globalt Growth Fund                            38
The MAXIM Contrarian Fund                      39
IMS Contrarian Value Fund                     100


Item 27.  Indemnification

          (a) Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and Trustees as follows:

                         Section 6.4 Indemnification of Trustees, Officers, etc.
                    Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified


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                    against any liability to the Trust or its Shareholders to
                    which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                         Section 6.5 Advances of Expenses. The Trust shall
                    advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code
                    Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

                         Section 6.6 Indemnification Not Exclusive, etc. The
                    right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

               The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

          (b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its Advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the

               By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

          A. Carl Domino Associates, L.P., 580 Village Boulevard, Suite 225, West Palm Beach, Florida 33409, ("CDA"), adviser to the Carl Domino Equity Income Fund, is a registered investment adviser.

               (1) CDA has engaged in no other business during the past two fiscal years.

               (2) The following list sets forth other substantial business activities of the partners and officers of CDA during the past two years.

                    (a) Penn Independent Corp., a partner in CDA, is an insurance holding company that operates a premium finance company, a surplus lines insurance company and a wholesale insurance agency.

                    (b) James E. Heerin, Jr., an officer of CDA, is vice president and general counsel of Penn Independent Corp. and an officer and director of Shrimp Culture II, Inc., both at 420 South York Road, Hatboro, PA 19040. Shrimp Culture II, Inc. raises and sells shrimp.

                    (c)  Lawrence Katz, a partner in CDA, is an
                         orthopedic surgeon in private practice.

                    (d) Saltzman Partners, a partner in CDA, is a limited partnership that invests in companies and businesses.

                    (e) Cango Inversiones, SA, a partner in CDA, is a foreign business entity that invests in U.S. companies and businesses.

          B. Jenswold, King & Associates, Inc., 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 ("JKA"), adviser to the Fountainhead Value Fund, is a registered investment adviser.

               (1) JKA has engaged in no other business during the past two fiscal years.

               (2) The following list sets forth other substantial business activities of the directors and officers of JKA during the past two years.

                    (a) John Servis, a director of JKA, is a licensed real estate broker.

          C. LBS Capital Management, Inc., 311 Park Place Boulevard, Suite 330, Clearwater, Florida 34619 ("LBS"), adviser to AIT Vision U.S. Equity Portfolio, is a registered investment adviser.

               (1) LBS has engaged in no other business during the past two fiscal years.

               (2) The following list sets forth other substantial business activities of the directors and officers of LBS during the past two fiscal years.

                    (a) John S. Vasen, a director of LBS, is the president of the Pinnacle Companies, an apartment rehabilitation and management business located in Atlanta, Georgia.

          D. GLOBALT, Inc., 3060 Peachtree Road, N.W., One Buckhead Plaza, Suite 225, Atlanta, Georgia 30305 ("GLOBALT"), adviser to GLOBALT Growth Fund, is a registered investment adviser.

               (1) GLOBALT has engaged in no other business during the past two fiscal years.

               (2) The following list sets forth other substantial business activities of the officers and directors of GLOBALT during the past two years.

                    (a) Gregory S. Paulette, an officer of GLOBALT, is the president of GLOBALT Capital
                         Management, a division of GLOBALT.

          E.   Newport Investment Advisors, Inc., 20600 Chagrin
               Boulevard, Suite 1020, Shaker Heights, Ohio  44122
               ("Newport"), adviser to The MAXIM Contrarian Fund, is a registered investment adviser.

               (1) Newport has engaged in no other business during the past two fiscal years.

               (2) The following list sets forth other substantial business activities of the officers and directors of Newport during the past two years.

                    (a) Kenneth Holeski, president of Newport, is the vice president of Newport Evaluation Services, Inc., a fiduciary consulting business at 20600 Chagrin Boulevard, Shaker Heights, Ohio 44122, and a registered representative of WRP Investments, Inc., 4407 Belmont Avenue, Youngstown, Ohio 44505, a registered broker/dealer.

                    (b) Donn M. Goodman, vice president of Newport, is the president of Newport Evaluation
                         Services, Inc.

          F.   IMS Capital Management, Inc., 10159 S.E. Sunnyside
               Road, Suite 330, Portland, Oregon  97015, ("IMS"),
               Adviser to the IMS Contrarian Value Fund, is a registered investment adviser.

               (1) IMS has engaged in no other business during the past two fiscal years.

               (2) The following list sets forth other substantial business activities of the directors and officers of IMS during the past two years - None.

Item 29.  Principal Underwriters


          A. AmeriPrime Financial Securities, Inc., is the Registrant's principal underwriter. Kenneth D. Trumpfheller, 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, is the President, Secretary and Treasurer of the underwriter and the President and a Trustee of the Registrant.


Item 30.  Location of Accounts and Records

          Accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 and/or by the

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

          Registrant's Custodian, Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, and/or transfer and shareholder service agent, American Data Services, Inc., 24 West Carver Street, Huntington, New York 11743.

Item 31.  Management Services Not Discussed in Parts A or B

          None.

Item 32.  Undertakings

          (a)  Not Applicable.

          (b) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          (c) The Registrant hereby undertakes to file a Post-Effective Amendment, using financial statements which need not be certified, within four to six months from the effective date of the IMS Contrarian Value Fund registration.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 13th day of December, 1996.


                          AmeriPrime Funds


                          By:  /s/ Donald S. Mendelsohn

                              Donald S. Mendelsohn,
                              Attorney-in-Fact


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Kenneth D. Trumpfheller,           By: /s/
President and Trustee              Donald S. Mendelsohn,
                                   Attorney-in-Fact


Kelli D. Shomaker, Treasurer

Steve L. Cobb, Trustee             December 13, 1996


Gary E. Hippenstiel, Trustee





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                             EXHIBIT INDEX

                                                                  PAGE

 1.  Opinion of Brown, Cummins & Brown Co., L.P.A.. . . . . EX-99.B10

 2.  Consent of McCurdy & Associates. . . . . . . . . . . . EX-99.B11

 3.  Financial Data Schedule . . . . . . . . . . . .  . . . EX-27

 4.  Power of Attorney for Registrant and Certificate . . . EX-99.POA1

 5.  Powers of Attorney for Trustees and Officers . . . . . EX-99.POA2







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